UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2013

TeleTech Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-11919	84-1291044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9197 S. Peoria Street, Englewood, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

(303) 397-8100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 23, 2013, TeleTech Holdings, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, stockholders voted on the following proposals:

1.                                      The election of seven directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified.  Each director was elected with the votes cast as follows:

Nominee	For	Withheld	Broker Non-Votes

Kenneth D. Tuchman	48,152,199	885,286	2,036,266

James E. Barlett	48,648,917	388,568	2,036,266

Gregory A. Conley	48,648,792	388,693	2,036,266

Robert Frerichs	48,647,792	389,693	2,036,266

Shrikant Mehta	47,758,131	1,279,354	2,036,266

Anjan Mukherjee	48,679,825	357,660	2,036,266

Robert M. Tarola	48,803,267	234,218	2,036,266

2.                                      The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2013.  The appointment was ratified with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
51,062,580	10,922	249	—

3.                                      The approval, on an advisory basis, of the compensation of the Company’s named executive officers.  The compensation was approved, on an advisory basis, with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
48,909,352	33,781	94,352	2,036,266

Item 8.01.  Other Events.

On May 30, 2013, the Company issued a press release announcing that its Board of Directors approved an increase of $25.0 million in the funding available for share repurchases pursuant to the Company’s previously announced share repurchase program.  Repurchases under the program may continue to be made through the combination of a 10b5-1 automatic trading plan, open market purchases or private transactions, in accordance with applicable federal securities laws, including Rule 10b-18 under the Securities Exchange Act of 1934, as amended.  The timing of any repurchases and the exact number of shares of common stock to be purchased will be determined by the Company’s management, in its discretion, and will depend upon market conditions and other factors.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Exhibit

99.1	Press Release dated May 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2013

TELETECH HOLDINGS, INC.
(Registrant)

	By:	/s/ Kenneth D. Tuchman
	Name:	Kenneth D. Tuchman
	Title:	Chief Executive Officer

TELETECH HOLDINGS, INC.

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated May 30, 2013